SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2003

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1500244
(State or other jurisdiction of	(Commission File	(IRS Employer
Incorporation or organization)	Number)	Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33764

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE

On March 17, 2003, Terry Considine, Chairman and Chief Executive Officer of American Land Lease, Inc. participated in the Salomon Smith Barney 2003 REIT CEO Conference roundtable. Printed information about American Land Lease, Inc. was made available and is attached hereto as Exhibit 99.1 and is incorporated herein by reference. American Land Lease, Inc. has also posted the informational handout on its website and may be accessed at www.americanlandlease.com

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description
99.1	Informational handout of American Land Lease, Inc. dated March 17, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC.
(Registrant)

	By	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

Date: March 18, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Informational handout of American Land Lease, Inc., dated March 17, 2003